COLLATERAL TRUST AGREEMENT
dated as of May 10, 2016
among
DENBURY RESOURCES INC.,
as the Company,

the Guarantors from time to time party hereto,
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as a Parity Lien Representative of the holders of the Notes,

the other Parity Lien Representatives from time to time party hereto
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee

Reference is made to the Intercreditor Agreement (as defined herein). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (iii) authorizes (or is deemed to authorize) the Collateral Trustee (as defined herein) on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and (iv) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.
Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

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EXHIBIT A	FORM OF ADDITIONAL PARITY LIEN DEBT CERTIFICATE

EXHIBIT B	FORM OF COLLATERAL TRUST JOINDER - ADDITIONAL DEBT

EXHIBIT C	FORM OF COLLATERAL TRUST JOINDER - ADDITIONAL GRANTOR

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This Collateral Trust Agreement (as amended, supplemented, amended and restated or otherwise modified form time to time in accordance with Section 7.1 hereof, this “Agreement”) is dated as of May 10, 2016 and is by and among Denbury Resources Inc. (the “Company”), the Guarantors from time to time party hereto, Wilmington Trust, National Association, as a Parity Lien Representative (as defined below) of the holders of the Notes (as defined below) (the “Trustee”), the other Parity Lien Representatives from time to time party hereto and Wilmington Trust, National Association, as Collateral Trustee (in such capacity and together with its successors in such capacity, the “Collateral Trustee”).

RECITALS

The Company intends to issue 9% Senior Secured Second Lien Notes due 2021 (the “Initial Notes”) in an aggregate principal amount of $531,194,000 pursuant to an Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Indenture”) among the Company, the Guarantors and the Trustee, as trustee under the Indenture and as Collateral Trustee.

The Company and the Guarantors intend to secure their Obligations under the Indenture, any future Parity Lien Debt and any other Parity Lien Obligations, with Liens on all present and future Collateral to the extent that such Liens have been provided for in the applicable Parity Lien Security Documents.

This Agreement sets forth the terms on which each Parity Lien Secured Party (other than the Collateral Trustee) has appointed the Collateral Trustee to act as the collateral trustee for the present and future holders of the Parity Lien Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee or the subject of the Parity Lien Security Documents, and to enforce the Parity Lien Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof.

Capitalized terms used in this Agreement have the meanings assigned to them above or in Article 1 below.

AGREEMENT

In consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1
DEFINITIONS; PRINCIPLES OF CONSTRUCTION

Section 1.1Defined Terms. The following terms will have the following meanings:

“Act of Parity Lien Debtholders” means, as to any matter at any time, a direction in writing delivered to the Collateral Trustee by or with the written consent of the holders of Parity Lien Debt representing the Required Parity Lien Debtholders, accompanied by, if requested by the Collateral Trustee, reasonable security or indemnity satisfactory to the Collateral Trustee from the directing or consenting holders of Parity Lien Debt for any losses, liabilities or expenses that may be incurred by the Collateral Trustee in connection with such direction.

“Additional Notes” has the meaning given to the term “Additional Securities” in the Indenture as in effect on the date hereof.

“Additional Parity Lien Debt” has the meaning set forth in Section 3.8(b).

“Additional Parity Lien Debt Certificate” means a notice in substantially the form of Exhibit A.

“Additional Secured Debt Designation” means the written agreement of the Parity Lien Representative of holders of any Series of Parity Lien Debt, as set forth in the indenture, credit agreement or other agreement governing such Series of Parity Lien Debt, for the benefit of (i) all holders of existing and future Priority Lien Debt, the Priority Lien Agent, each existing and future holder of Priority Liens and (ii) all holders of each existing and future Series of Parity Lien Debt, the Collateral Trustee, in each case:

(1)    that all Parity Lien Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by any Grantor to secure any Obligations in respect of such Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee, for the benefit of all holders of Parity Lien Obligations, equally and ratably;

(2)    that such Parity Lien Representative and the holders of Obligations in respect of such Series of Parity Lien Debt are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens and Parity Liens, and the order of application of proceeds from the enforcement of Priority Liens and Parity Liens; and

(3)    appointing the Collateral Trustee and consenting to the terms of the Intercreditor Agreement and the performance by the Collateral Trustee of, and directing the Collateral Trustee to perform, its obligations under this Agreement or any other Parity Lien Security Document, as applicable, and the Intercreditor Agreement, together with all such powers as are reasonably incidental thereto.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of voting stock, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law providing for the relief of debtors.

“Board of Directors” means, (a) with respect to a corporation, the board of directors of the corporation; (b) with respect to a partnership, the Board of Directors of the general partner of the partnership; and (c) with respect to any other Person, the board or committee of such Person serving a similar function.

“Business Day” means any day excluding Saturday, Sunday and any other day on which banking institutions in New York City or Dallas, Texas are authorized or required by law to remain closed.

“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

“Collateral” means all properties and assets of the Company and the Guarantors now owned or at any time hereafter acquired in which Liens have been granted, or purported to be granted, to the Collateral Trustee to secure, but only to the extent securing, any or all of the Parity Lien Obligations and excluding any such properties or assets released from all such Liens in accordance with the provisions of this Agreement.

“Collateral Trustee” has the meaning set forth in the preamble.

“Collateral Trust Joinder” means (i) with respect to the provisions of this Agreement relating to any Additional Parity Lien Debt, an agreement substantially in the form of Exhibit B, and (ii) with respect to the provisions of this Agreement relating to the addition of additional Grantors, an agreement substantially in the form of Exhibit C.

“Company” has the meaning set forth in the preamble.

“Credit Agreement” means the “Priority Lien Credit Agreement” as defined in the Intercreditor Agreement.

“Credit Agreement Agent” means, at any time, the Person serving at such time as the “Agent” or “Administrative Agent” under the Credit Agreement or any other representative then most recently designated in accordance with the applicable provisions of the Credit Agreement, together with its successors in such capacity.

“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor” means the Company and each Guarantor, including any Mortgagors.

“Guarantee” means, individually and collectively, the guarantees given by the Guarantors pursuant to the applicable Parity Lien Documents.

“Guarantors” means the Subsidiaries of the Company that have given Guarantees with respect to any Parity Lien Obligations, and their respective successors and assigns, in each case until their respective Guarantees of all Parity Lien Obligations are released in accordance with the terms of the applicable Parity Lien Documents.

“Impairment” has the meaning set forth in Section 2.2.

“Indebtedness” has the meaning assigned to such term in the Indenture as in effect on the date hereof, and any component definition used therein has the meaning set forth in the Indenture as in effect on the date hereof.

“Indemnified Liabilities” means any and all fees, liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Parity Lien Security Documents, including any of the foregoing relating to the use of proceeds of any Parity Lien Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against the Company, any Subsidiary of the Company or any Guarantor or any of the Collateral and all reasonable costs and expenses (including reasonable fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought.

“Indemnitee” has the meaning set forth in Section 7.9(a).

“Indenture” has the meaning set forth in the recitals.

“Initial Notes” has the meaning set forth in the recitals.

“Insolvency or Liquidation Proceeding” means:

(1)    any case commenced by or against the Company or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)    any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3)    any other proceeding of any type or nature (including any composition agreement) in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, among the Company, the other Grantors, the Collateral Trustee, on behalf of itself and the holders of the Notes and any other Parity Lien Obligations, the Priority Lien Agent, and the other parties from time to time party thereto, as the same may be amended, restated, supplemented or otherwise modified or replaced from time to time.

“Intervening Creditor” has the meaning set forth in Section 2.2.

“Intervening Lien” has the meaning set forth in Section 2.2.

“Junior Lien” has the meaning assigned to the term “Third Lien” in the Intercreditor Agreement.

“Junior Lien Debt” has the meaning assigned to the term “Third Lien Debt” in the Intercreditor Agreement.

“Junior Lien Documents” has the meaning assigned to the term “Third Lien Documents” in the Intercreditor Agreement.

“Lien” means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties, as such term is defined in the Intercreditor Agreement; provided that in no event shall an operating lease be deemed to be a Lien. The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations.

“Mortgage” means all mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Company or any Guarantor creating (or purporting to create) a Lien upon Collateral constituting Oil and Gas Properties and other related assets in favor of the Collateral Trustee, for the benefit of any of the Parity Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Mortgaged Property” has the meaning set forth in Section 3.8(d)(1).

“Mortgagor” means the Company or any Guarantor, in each case executing and delivering a Mortgage.

“Notes” means, collectively, the Initial Notes and the Additional Notes for which the requirements set forth in Section 3.8 of this Agreement have been satisfied.

“Note Documents” means the Indenture, the Notes, the Guarantees thereof, the Intercreditor Agreement and the Notes Security Documents.

“Notes Security Documents” means this Agreement, each Collateral Trust Joinder and all security agreements, pledge agreements, collateral assignments, Mortgages, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Company or any Guarantor creating (or purporting to create) a Parity Lien upon Collateral in favor of the Collateral Trustee for the benefit of itself, the Trustee and the holders of the Notes, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Obligations” means any principal (including reimbursement obligations and obligations to provide cash collateral with respect to letters of credit whether or not drawn), interest, premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable under the documentation governing any Debt (as such term is defined in the Intercreditor Agreement). Notwithstanding any other provision hereof, the term “Obligations” will include accrued interest, fees, costs and other charges incurred under such documentation, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowable in an Insolvency or Liquidation Proceeding.

“Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Company by two officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, including:

(a)    a statement that each Person making such certificate has read such covenant or condition;

(b)    a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

(c)    a statement that, in the opinion of each such Person, he or she has made such examination or investigation as is reasonably necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

(d)    a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been satisfied.

“Opinion of Counsel” means a written opinion from legal counsel (provided, that such legal counsel may be an employee of, or counsel to, the Company who is reasonably satisfactory to the Collateral Trustee).

“Parity Lien” means a Lien granted by any Grantor in favor of the Collateral Trustee pursuant to a Parity Lien Security Document, at any time, upon any property of such Grantor to secure the Parity Lien Obligations.

“Parity Lien Debt” means:

(1)    the Initial Notes and Guarantees thereof; and

(2)    all additional Indebtedness (other than intercompany Indebtedness owing to any Grantor) of the Company or any Guarantor (including Additional Notes and Guarantees thereof), in each case that was permitted to be incurred and secured in accordance with the Secured Debt

Documents equally and ratably with the Notes by a Parity Lien; provided that in the case of any Indebtedness referred to in this clause (2), that:

(a)    other than in the case of Additional Notes, on or before the date on which such Indebtedness is incurred by the Company or any Guarantor, such Indebtedness is designated by the Company in an Additional Parity Lien Debt Certificate executed and delivered in accordance with Section 3.8(b) as “Parity Lien Debt” for the purposes of the Indenture and this Agreement; provided further that if such Series of Secured Debt is designated as “Parity Lien Debt,” it cannot also be designated as Priority Lien Debt or Junior Lien Debt (or any combination of the three);

(b)    such Indebtedness is governed by an indenture, credit agreement or other agreement that includes an Additional Secured Debt Designation and, in each case, the Parity Lien Representative of such Parity Lien Debt (other than Additional Notes) shall have executed a joinder to the Intercreditor Agreement in the form provided therein; and

(c)    all other requirements set forth in Section 3.8 have been complied with;

provided, further that in the case of any Additional Notes, on or before the date on which Indebtedness in respect of Additional Notes is incurred, the Company will deliver to the Collateral Trustee an Officers’ Certificate stating that such Indebtedness is permitted by each applicable Parity Lien Document to be incurred and secured with a Parity Lien equally and ratably with all previously existing and future Parity Lien Debt.

“Parity Lien Debt Default” means any “Event of Default” as defined in the Indenture, or any similar event or condition set forth in any other Parity Lien Document that causes, or permits holders of the applicable Series of Parity Lien Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause, the Parity Lien Debt outstanding thereunder to become immediately due and payable.

“Parity Lien Documents” means, collectively, the Note Documents (excluding the Intercreditor Agreement) and any additional indenture, supplemental indenture, credit agreement or other agreement governing each other Series of Parity Lien Debt and the Parity Lien Security Documents.

“Parity Lien Obligations” means Parity Lien Debt and all other Obligations in respect thereof. Notwithstanding any other provision hereof, the term “Parity Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Parity Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowable in an Insolvency or Liquidation Proceeding. To the extent that any payment with respect to the Parity Lien Obligations (whether by or on behalf of the Company or any other Grantor, as proceeds of security, enforcement of any right of set-off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the Obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“Parity Lien Representative” means:

(1)    in the case of the Notes, the Trustee; or

(2)    in the case of any other Series of Parity Lien Debt, the trustee, agent or representative of the holders of such Series of Parity Lien Debt who (A) is appointed to act for the holders of such Series of Parity Lien Debt (for purposes related to the administration of the Parity Lien Security Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Parity Lien Debt, together with its successors in such capacity, and (B)  has become a party to this Agreement by executing a Collateral Trust Joinder.

“Parity Lien Secured Parties” means (a) each Parity Lien Representative, and (b) the holders of Parity Lien Debt.

“Parity Lien Security Documents” means this Agreement, each Collateral Trust Joinder, the Indenture (insofar as the same grants a Lien on the Collateral), any additional indenture, supplemental indenture, credit agreement or other agreement governing each other Series of Parity Lien Debt (in each case, insofar as the same grants a Lien on the Collateral), the Notes Security Documents, and all other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Company or any Guarantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any of the Parity Lien Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Preferred Stock”, as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

“Priority Lien” has the meaning assigned to such term in the Intercreditor Agreement.

“Priority Lien Agent” means the Credit Agreement Agent, and, from and after the date of execution and delivery of a Priority Lien Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the Indebtedness and other Obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“Priority Lien Debt” has the meaning assigned to such term in the Intercreditor Agreement.

“Priority Lien Documents” has the meaning assigned to such term in the Intercreditor Agreement.

“Priority Lien Obligations” has the meaning assigned to such term in the Intercreditor Agreement.

“Reaffirmation Agreement” means an agreement reaffirming the security interests granted to the Collateral Trustee in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement.

“Required Parity Lien Debtholders” means, at any time, the holders of a majority in aggregate principal amount of all Parity Lien Debt then outstanding and including a majority in principal amount of the Notes then outstanding, calculated in accordance with the provisions of Section 7.2. For purposes of this definition, Parity Lien Debt registered in the name of, or beneficially owned by, the Company or any Subsidiary of the Company will be deemed not to be outstanding.

“Secured Debt Documents” means the Priority Lien Documents, the Parity Lien Documents and the Junior Lien Documents.

“Series of Parity Lien Debt” means, severally, the Notes and each other issue or series of Parity Lien Debt for which a single transfer register is maintained.

“Subsidiary” means in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (a) such Person, (b) such Person and one or more Subsidiaries of such Person or (c) one or more Subsidiaries of such Person.

“Trustee” has the meaning set forth in the recitals.

“Trust Estate” has the meaning set forth in Section 2.1.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other applicable jurisdiction.

“Voting Stock” of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

Section 1.2Rules of Interpretation.

(a)All capitalized terms used in this Agreement and not otherwise defined herein have the meanings assigned to them in the Indenture.

(b)Unless otherwise indicated, any reference to any agreement or instrument will be deemed to include a reference to that agreement or instrument as assigned, amended, supplemented, amended and restated, or otherwise modified and in effect from time to time or replaced in accordance with the terms of this Agreement.

(c)The use in this Agreement or any of the other Parity Lien Security Documents of the word “include” or “including,” when following any general statement, term or matter, will not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non‑limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but will be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(d)References to “Sections,” “clauses,” “recitals” and the “preamble” will be to Sections, clauses, recitals and the preamble, respectively, of this Agreement unless otherwise specifically provided. References to “Articles” will be to Articles of this Agreement unless otherwise specifically provided. References to “Exhibits” will be to Exhibits to this Agreement unless otherwise specifically provided.

(e)Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Indenture (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision of the Indenture as in effect on the date of this Agreement; provided that any reference to any such section, clause, paragraph or other provision shall refer to such section, clause, paragraph or other provision of the Indenture (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been made in accordance with the Indenture. Unless otherwise set forth herein, references to principal amount shall include, without duplication, any reimbursement obligations with respect to a letter of credit and the face amount of any outstanding letter of credit (whether or not such amount is, at the time of determination, drawn or available to be drawn).

This Agreement and the other Parity Lien Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Parity Lien Security Documents.

ARTICLE 2
THE TRUST ESTATE

Section 2.1Declaration of Trust.

To secure the payment of the Parity Lien Obligations and in consideration of the premises and the mutual agreements set forth herein, each of the Grantors hereby confirms the grant of Liens in favor of the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all current and future Parity Lien Secured Parties, all of such Grantor’s right, title and interest in, to and under all Collateral and all Liens now or hereafter granted to the Collateral Trustee by each Grantor under any Parity Lien Security Document for the benefit of the Parity Lien Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Parity Lien Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Trust Estate”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the Trust Estate in trust for the benefit solely and exclusively of all current and future Parity Lien Secured Parties as security for the payment of all present and future Parity Lien Obligations.

Notwithstanding the foregoing, if at any time all of the following conditions have been satisfied:

(1)all Liens securing the Parity Lien Obligations have been released as provided in Section 4.1;

(2)the Collateral Trustee holds no other property in trust as part of the Trust Estate;

(3)no monetary obligation (other than indemnification and other contingent obligations not then due and payable and letters of credit that have been cash collateralized at the lesser of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Documents) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(4)the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all Parity Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Parity Lien Documents and that the Grantors are not required by any Parity Lien Document to grant any Parity Lien upon any property, then the Trust Estate arising hereunder will terminate, except that all provisions set forth in Sections 7.8 and 7.9 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties to this Agreement further declare and covenant that the Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

Section 2.2Relative Priority of Parity Lien Obligations.

(a)The parties to this Agreement agree that, except as provided in Section 2.2(b), the payment and satisfaction of all of the Parity Lien Obligations will be secured equally and ratably by the Parity Liens established in favor of the Collateral Trustee for the benefit of the Parity Lien Secured Parties, notwithstanding the time of incurrence of any Parity Lien Obligations or time or method of creation or perfection of any Parity Liens securing such Parity Lien Obligations.

(b)Notwithstanding the foregoing provision of this Section 2.2, it is the intention of the parties hereto that the Parity Lien Secured Parties of each Series of Parity Lien Debt (and not the Parity Lien Secured Parties of any other Series of Parity Lien Debt) bear their own risk of (i) any determination by a court of competent jurisdiction that (1) any Parity Lien Obligations of such Series of Parity Lien Debt are unenforceable under applicable law or are subordinated to any other obligations, (2) any Parity Lien Obligations of such Series of Parity Lien Debt do not have a valid and perfected Lien on any of the Collateral securing any Parity Lien Obligations of any other Series of Parity Lien Debt and/or (3) any Person (other than any Parity Lien Secured Party) has a Lien on any Collateral that is senior in priority to the Lien on such Collateral securing Parity Lien Obligations of such Series of Parity Lien Debt, but junior to the Lien on such Collateral securing any Parity Lien Obligations of any other Series of Parity Lien Debt (any such Lien being referred to as an “Intervening Lien”, and any such Person being referred to as an “Intervening Creditor”), or (ii) the existence of any Collateral securing Parity Lien Obligations of any other Series of Parity Lien Debt that does not constitute Collateral with respect to Parity Lien Obligations of such Series of Parity Lien Debt (any condition referred to in clause (i) or (ii) with respect to Parity Lien Obligations of such Series of Parity Lien Debt being referred to as an “Impairment” of such Series of Parity Lien Debt). In the event an Impairment exists with respect to Parity Lien Obligations of any Series of Parity Lien Debt, the results of such Impairment shall be borne solely by the Parity Lien Secured Parties of such Series of Parity Lien Debt, and the rights of the Parity Lien Secured Parties of such Series of Parity Lien Debt (including the right to receive distributions pursuant to Section 3.4) set forth herein shall be modified to the extent necessary so that the results of such Impairment are borne solely by the Parity Lien Secured Parties of such Series of Parity Lien Debt. In furtherance of the foregoing, in the event Parity Lien Obligations of any Series of Parity Lien Debt shall be subject to an Impairment in the form of an Intervening Lien of any Intervening Creditor, the value of any Collateral or proceeds thereof that are allocated to such Intervening Creditor shall be deducted solely from the Collateral or proceeds thereof to be distributed in respect of Parity Lien Obligations of such Series of Parity Lien Debt.

Section 2.3Similar Collateral and Agreements. The parties to this Agreement agree that it is their intention that the Parity Liens be identical. In furtherance of the foregoing, the parties hereto agree that the Parity Lien Security Documents creating Liens upon Collateral securing any Parity Lien Obligation shall be in all material respects the same forms of documents (or the same documents) as the respective Notes Security Documents creating Liens on the Collateral.

ARTICLE 3
OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE

Section 3.1Appointment and Undertaking of the Collateral Trustee

(a)Each Parity Lien Secured Party (other than the Collateral Trustee) acting through its respective Parity Lien Representative hereby appoints the Collateral Trustee to serve as collateral trustee hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, the Collateral Trustee will, as collateral trustee, for the benefit solely and exclusively of the present and future Parity Lien Secured Parties:

(1)accept, enter into, hold, maintain, administer and enforce all Parity Lien Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Parity Lien Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Parity Lien Security Documents;

(2)take all lawful and commercially reasonable actions permitted under the Parity Lien Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(3)deliver and receive notices pursuant to this Agreement, the Intercreditor Agreement, and the Parity Lien Security Documents;

(4)sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee and trust deed beneficiary) with respect to the Collateral under the Parity Lien Security Documents and its other interests, rights, powers and remedies;

(5)remit as provided in Section 3.4 all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Parity Lien Security Documents or any of its other interests, rights, powers or remedies;

(6)execute and deliver (i) amendments or supplements to the Parity Lien Security Documents as from time to time authorized pursuant to Section 7.1 accompanied by an Officers’ Certificate to the effect that such amendment or supplement was permitted under Section 7.1 and (ii) acknowledgements of each Collateral Trust Joinders delivered pursuant to Section 3.8 or 7.18 hereof, accompanied by an Officers’ Certificate to the effect that such joinder is permitted under this Agreement and any other applicable Parity Lien Document;

(7)release or subordinate any Lien granted to it by any Parity Lien Security Document upon any Collateral if and as required by Section 3.2; and

(8)enter into and perform its obligations protect, exercise and enforce its interest, rights, powers and remedies under the Intercreditor Agreement.

(b)Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(c)Notwithstanding anything to the contrary contained in this Agreement (including Section 3.3 below), the Collateral Trustee will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Parity Lien Obligations to the extent permitted pursuant to the Intercreditor Agreement) unless and until it shall have been directed by written notice of an Act of Parity Lien Debtholders and then only in accordance with the provisions of this Agreement and the Intercreditor Agreement.

(d)Notwithstanding anything to the contrary contained in this Agreement, neither the Company nor any of its Affiliates may serve as Collateral Trustee.

Section 3.2Release or Subordination of Liens. The Collateral Trustee will not release or subordinate any Lien of the Collateral Trustee or consent to the release or subordination of any Lien of the Collateral Trustee, except:

(a)as directed by an Act of Parity Lien Debtholders accompanied by an Officers’ Certificate to the effect that the release or subordination was permitted by each applicable Parity Lien Document and otherwise satisfying the requirements of Section 4.1(b)(1) and 4.1(b)(2);

(b)as required by Article 4;

(c)to release or subordinate Liens on Collateral to the extent permitted by each applicable Parity Lien Document; provided that the Collateral Trustee receives an Officers’ Certificate and, with respect to releasing Liens, an Opinion of Counsel confirming the foregoing;

(d)as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction; or

(e)for the subordination of the Trust Estate and the Parity Liens to the extent required by the Intercreditor Agreement; provided that the Collateral Trustee receives an Officers’ Certificate confirming the foregoing.

Section 3.3Enforcement of Liens. If the Collateral Trustee at any time receives written notice from a Parity Lien Representative stating that any event has occurred that constitutes a default under any Parity Lien Document entitling the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens under the Parity Lien Security Documents, the Collateral Trustee will promptly deliver written notice thereof to each other Parity Lien Representative. Thereafter, the Collateral Trustee may await direction by an Act of Parity Lien Debtholders and, subject to the terms of the Intercreditor Agreement, will act, or decline to act, as directed by an Act of Parity Lien Debtholders, in the exercise and enforcement of the

Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Parity Lien Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Parity Lien Debtholders. Unless it has been directed to the contrary by an Act of Parity Lien Debtholders, the Collateral Trustee in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any Parity Lien Document as it may deem advisable and in the interest of the holders of Parity Lien Obligations, all in the Collateral Trustee’s sole discretion (but subject to the terms of the Intercreditor Agreement).

Section 3.4Application of Proceeds. (a)  Subject to the terms of the Intercreditor Agreement, the Collateral Trustee will apply the proceeds of any collection, sale, foreclosure or other realization upon, or exercise of any right or remedy with respect to, any Collateral, and any condemnation proceeds with respect to the Collateral, in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s fees and any reasonable legal fees, costs, expenses or other liabilities of any kind incurred by the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with any Parity Lien Document (including, but not limited to, indemnification obligations);

SECOND, to the respective Parity Lien Representatives equally and ratably (except as provided in Section 2.2(b)) for application to the payment of all outstanding Parity Lien Debt and any other Parity Lien Obligations that are then due and payable in such order as may be provided in the Parity Lien Documents in an amount sufficient to pay in full in cash all outstanding Parity Lien Debt and all other Parity Lien Obligations that are then due and payable (including, to the extent legally permitted, all interest, fees and expenses accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Parity Lien Documents, even if such interest, fees or expenses is not enforceable, allowable or allowed as a claim in such proceeding but excluding contingent indemnity obligations for which no claim has been made), and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Document) of all outstanding letters of credit, if any, constituting Parity Lien Debt);

THIRD, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid as required under Section 6.01 of the Intercreditor Agreement or otherwise, to the applicable Grantor, and as directed in writing by the Company, its successors or assigns, or as a court of competent jurisdiction may direct.

(b)This Section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Parity Lien Obligations, each present and future Parity Lien Representative and the Collateral Trustee as holder of Parity Liens. The

Parity Lien Representative of each future Series of Parity Lien Debt will be required to deliver to the Collateral Trustee a Collateral Trust Joinder as provided in Section 3.8 at the time of incurrence of such Series of Parity Lien Debt (it being understood that the Trustee shall be the Parity Lien Representative of the holders of the Initial Notes and any Additional Notes, and no Collateral Trustee Joinder shall be required to be delivered in connection with an issuance of Additional Notes).

(c)In connection with the application of proceeds pursuant to Section 3.4(a), except as otherwise directed by an Act of Parity Lien Debtholders, the Collateral Trustee may (but shall not be obligated to) sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(d)In making the determinations and allocations in accordance with Section 3.4(a), the Collateral Trustee may conclusively rely upon information supplied by the relevant Parity Lien Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Parity Lien Debt and any other Parity Lien Obligations; and if such Parity Lien Representative does not provide such information to the Collateral Trustee, then the Collateral Trustee may conclusively rely upon such information provided by the Company.

Section 3.5Powers of the Collateral Trustee.

(a)The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Parity Lien Security Documents, the Intercreditor Agreement and applicable law and in equity and to act as set forth in this Article 3 or, subject to the other provisions of this Agreement, as requested in any lawful written directions given to it from time to time in respect of any matter by an Act of Parity Lien Debtholders.

(b)No Parity Lien Representative or holder of Parity Lien Obligations (other than, subject to Section 5.5, the Collateral Trustee) will have any liability whatsoever for any act or omission of the Collateral Trustee (subject to Section 5.10), and the Collateral Trustee will have no liability whatsoever for any act or omission of any Parity Lien Representative or any holder of Parity Lien Obligations.

Section 3.6Documents and Communications. The Collateral Trustee will permit each Parity Lien Representative and each holder of Parity Lien Obligations upon reasonable prior written notice and at reasonable times during business hours from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Parity Lien Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.

Section 3.7For Sole and Exclusive Benefit of Holders of Parity Lien Obligations. The Collateral Trustee will accept, hold, administer and enforce all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estate solely and exclusively for the benefit of the present and future holders of present and future

Parity Lien Obligations, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.

Section 3.8Additional Parity Lien Debt.

(a)The Collateral Trustee will, as trustee hereunder, perform its undertakings set forth in Section 3.1(a) with respect to any Parity Lien Obligations constituting Additional Notes or a Series of Parity Lien Debt that is issued or incurred after the date hereof; provided that:

(1)such Parity Lien Obligations are identified as Parity Lien Debt in accordance with the procedures set forth in Section 3.8(b); and

(2)except in the case of Additional Notes, the designated Parity Lien Representative identified pursuant to Section 3.8(b) signs a Collateral Trust Joinder and delivers the same to the Collateral Trustee.

(b)The Company will be permitted to designate as an additional holder of Parity Lien Debt hereunder each Person who is, or who becomes, the registered holder of Parity Lien Debt incurred by the Company or any Guarantor after the date of this Agreement in accordance with the terms of all applicable Parity Lien Documents, Priority Lien Documents and Junior Lien Documents. The Company may only effect such designation by delivering to the Collateral Trustee an Additional Parity Lien Debt Certificate that:

(1)states that the Company or other applicable Grantor intends to incur additional Parity Lien Debt (“Additional Parity Lien Debt”) that is permitted by the Credit Agreement and each applicable Parity Lien Document to be secured with a Parity Lien equally and ratably with all previously existing and future Parity Lien Debt;

(2)except in the case of Additional Notes, specifies the name, address and contact information of the Parity Lien Representative for such series of Additional Parity Lien Debt for purposes of Section 7.6;

(3)attaches as Exhibit 1 to such Additional Parity Lien Debt Certificate a Reaffirmation Agreement in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement, which Reaffirmation Agreement has been duly executed by the Company and each Guarantor; and

(4)states that the Company has caused a copy of the Additional Parity Lien Debt Certificate and, except in the case of Additional Notes, the related Collateral Trust Joinder to be delivered to each then existing Parity Lien Representative.

Although the Company shall be required to deliver a copy of each Additional Parity Lien Debt Certificate and each Collateral Trust Joinder to each then existing Parity Lien Representative, the failure to so deliver a copy of the Additional Parity Lien Debt Certificate and/or Collateral Trust Joinder to any then existing Parity Lien Representative shall not affect the status of such debt as Additional Parity Lien Debt if the other requirements of this Section 3.8 are complied with. Each of the Collateral Trustee and the then existing Parity Lien Representatives shall have the right to request that the Company provide a legal opinion or opinions of counsel (subject to customary assumptions and qualifications) as to the Additional Parity Lien Debt being secured by a valid and perfected security interest in the Collateral; provided that (i) such legal opinion or opinions need not address any collateral of a type not previously covered by any legal opinion delivered by or on behalf of the Company and (ii) nothing shall preclude such legal opinion or opinions from being delivered on a post-closing basis after the incurrence of such Additional Parity Lien Debt if permitted by the Parity Lien Representative for such Additional Parity Lien Debt. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Company or any Guarantor to incur additional Indebtedness (including Additional Notes) unless otherwise permitted by the terms of all applicable Parity Lien Documents, Priority Lien Documents and Junior Lien Documents.

(c)With respect to any Parity Lien Obligations constituting Additional Notes or a Series of Parity Lien Debt that is issued or incurred after the date hereof, the Company and each of the Guarantors agrees to take such actions (if any) as may from time to time reasonably be requested by the Collateral Trustee, any Parity Lien Representative or any Act of Parity Lien Debtholders, and enter into such technical amendments, modifications and/or supplements to the then existing Guarantees and Parity Lien Security Documents (or execute and deliver such additional Parity Lien Security Documents) as may from time to time be reasonably requested by such Persons (including as contemplated by Section 3.8(d) below), to ensure that the Additional Notes or the other Additional Parity Lien Debt, as applicable, are secured by, and entitled to the benefits of, the Parity Lien Security Documents, and each Parity Lien Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Trustee to enter into, any such technical amendments, modifications and/or supplements (and additional Parity Lien Security Documents). The Company and the Guarantors hereby further agree that, if there are any recording, filing or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 3.8(c) or Section 3.8(d), all such amounts shall be paid by, and shall be for the account of, the Company and the Guarantors, on a joint and several basis.

(d)Without limitation of the foregoing, upon reasonable request of the Collateral Trustee, any Parity Lien Representative or any Act of Parity Lien Debtholders, each Mortgagor agrees to take the following actions with respect to any real property Collateral (including Oil and Gas Properties (as defined in the Indenture as in effect on the date hereof)) with respect to all Additional Parity Lien Debt (it being understood that any such actions may be taken following the incurrence of any such Additional Parity Lien Debt on a post-closing basis if permitted by the Parity Lien Representative for such Additional Parity Lien Debt):

(1)each applicable Mortgagor shall enter into, and deliver to the Collateral Trustee, a Mortgage modification or new Mortgage with regard to each real property subject to a Mortgage (each such property a “Mortgaged Property”), in proper form for recording in all applicable jurisdictions, in a form and substance reasonably satisfactory to the Collateral Trustee; and

(2)each applicable Mortgagor will cause to be delivered to the Collateral Trustee a local counsel opinion (subject to customary assumptions and qualifications) to the effect that the Collateral Trustee has a valid and perfected Lien with respect to each such Mortgaged Property, provided that, in the case of Additional Notes, to the extent Mortgages have previously been recorded in the public records of the state applicable to such additional Mortgages or amendments or supplements to prior Mortgages, no such opinion shall be required unless a corresponding opinion will be delivered to the Priority Lien Agent.

The Company will deliver an Officers’ Certificate to the Collateral Trustee confirming that the foregoing conditions have been satisfied.

ARTICLE 4
OBLIGATIONS ENFORCEABLE BY THE COMPANY AND THE OTHER GRANTORS

Section 4.1Release of Liens on Collateral.

(a)The Collateral Trustee’s Liens upon the Collateral will be automatically released:

(1)in whole, upon (A) payment in full in cash and discharge of all outstanding Parity Lien Debt and all other Parity Lien Obligations that are outstanding, due and payable at the time all of the Parity Lien Debt is paid in full in cash and discharged (other than contingent indemnity obligations for which no claim has been made), (B) termination or expiration of all commitments to extend credit under all Parity Lien Documents and (C) the cancellation or termination or cash collateralization (at the lesser of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Parity Lien Documents) of all outstanding letters of credit issued pursuant to any Parity Lien Documents;

(2)as to any Collateral of a Grantor that is (A) released as a Guarantor under each Parity Lien Document and (B) not obligated (as primary obligor or guarantor) with respect to any other Parity Lien Obligations and so long as the respective release does not violate the terms of any Parity Lien Document which then remains in effect, and subject to the satisfaction of the requirements set forth in Section 4.01(a)(i) of the Intercreditor Agreement;

(3)as to any Collateral of a Grantor that is sold, transferred or otherwise disposed of by a Grantor to a Person that is not (either before or after such sale, transfer or disposition) the Company or a Subsidiary in a transaction or other circumstance that does not violate Section 4.07 of the Indenture (other than the obligation to apply proceeds therefrom as provided in such Section 4.07 of the Indenture) and is permitted by all of the other Parity Lien Documents, and subject to the satisfaction of the requirements set forth in Section 4.01(a)(i) of the Intercreditor Agreement, at the time of such sale, transfer or other disposition to the extent of the interest sold, transferred or otherwise disposed of; provided that the Collateral Trustee’s Liens upon the Collateral will not be released if the sale or other disposition is subject to Section 5.01 of the Indenture;

(4)as to a release of less than all or substantially all of the Collateral, if consent to the release of all Parity Liens on such Collateral has been given by an Act of Parity Lien Debtholders;

(5)in whole, if the Liens on such Collateral have been released in accordance with the terms of each Series of Parity Lien Debt;

(6)as to a release of all or substantially all of the Collateral, if (A) consent to the release of that Collateral has been given by the requisite percentage or number of holders of each Series of Parity Lien Debt at the time outstanding as provided for in the applicable Parity Lien Documents and (B) the Company, as applicable, has delivered an Officers’ Certificate to the Collateral Trustee certifying that all such necessary consents have been obtained; or

(7)if and to the extent, and in the manner, required by Section 4.01(a) of the Intercreditor Agreement.

(b)The Collateral Trustee agrees for the benefit of the Company and the other Grantors that if the Collateral Trustee at any time receives:

(1)an Officers’ Certificate (which the Collateral Trustee shall be entitled to rely upon) stating that (A) the signing officer has read Article 4 of this Agreement and understands the provisions and the definitions relating hereto, (B) such officer has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement, the Intercreditor Agreement and all other Parity Lien Documents, if any, relating to the release of the Collateral have been complied with, (C) in the opinion of such officer, such conditions precedent, if any, have been complied with and (D) such release of Collateral did not violate the terms of any applicable Parity Lien Document; and

(2)the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable;

then, promptly following receipt by the Collateral Trustee of the items required by this Section 4.1(b) and any items required to be delivered under the applicable Parity Lien Documents, upon request and at the sole expense of the Company, the Collateral Trustee will execute (with such acknowledgements and/or notarizations as are required) and deliver evidence of such release to the Company or other applicable Grantor; provided that, in the case of a release of Liens under Section 4.1(a)(7), the Collateral Trustee shall, subject to the delivery of any items required to be delivered under the applicable Parity Lien Documents, execute and deliver such proposed instruments releasing its Liens contemporaneously with the execution and delivery of such similar instruments by the Priority Lien Agent in accordance with the terms of the Intercreditor Agreement.

(c)The Collateral Trustee hereby agrees that:

(1)in the case of any release pursuant to Section 4.1(a)(3), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, subject to the Intercreditor Agreement and at the written request of and at the expense of the Company or other applicable Grantor, the Collateral Trustee will either (A) be present at and deliver the release at the closing of such transaction or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and

(2)at any time when a Parity Lien Debt Default has occurred and is continuing, the Collateral Trustee will use reasonable efforts to deliver within three Business Days of the receipt by it of any Act of Parity Lien Debtholders pursuant to Section 4.1(a)(4), a copy of such Act of Parity Lien Debtholders to each Parity Lien Representative.

Section 4.2Delivery of Copies to Parity Lien Representatives. The Company will deliver to each Parity Lien Representative a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to Section 4.1(b), together with copies of all documents delivered to the Collateral Trustee with such Officers’ Certificate. The Parity Lien Representatives will not be obligated to take notice thereof or to act thereon. Each Parity Lien Representative will endeavor, following receipt by it of the executed Officers’ Certificate and proposed release instrument(s) delivered to the Collateral Trustee pursuant to Section 4.1(b), deliver a copy of such Officers’ Certificate and proposed release instrument(s) to each registered holder of the Series of Parity Lien Debt for which it acts as Parity Lien Representative to the extent required by the applicable Parity Lien Debt Documents.

Section 4.3Collateral Trustee not Required to Serve, File or Record. Subject to Section 3.2, the Collateral Trustee is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral; provided that if the Company or any other Grantor shall make a written demand for a termination statement under Section 9-513(c) of the UCC, the Collateral Trustee shall comply with the written request of the Company or any other Grantor to comply with the requirements of such UCC provision (which written request must be accompanied by an Officers’ Certificate relating to the same); provided, further, that the Collateral Trustee may first confirm with the Parity Lien Representatives that the requirements of such UCC provisions have been satisfied.

Section 4.4Release of Liens in Respect of Notes. In addition to any release pursuant to Section 4.1 hereof, the Collateral Trustee’s Parity Liens will no longer secure the Notes outstanding under the Indenture or any other Obligations under the Note Documents, and the right of the holders of the Notes to the benefits and proceeds of the Collateral Trustee’s Parity Liens on the Collateral will terminate and be discharged upon written certification to that effect delivered by the Trustee to the Collateral Trustee in connection with a release under the Indenture.

Section 4.5Release of Liens in Respect of any Series of Parity Lien Debt other than the Notes. In addition to any release pursuant to Section 4.1 hereof, as to any Series of Parity Lien Debt other than the Notes, the Collateral Trustee’s Parity Lien will no longer secure such Series of Parity Lien Debt if such Parity Lien Debt has been paid in full, all commitments to extend credit in respect of such Series of Parity Lien Debt have been terminated and all other Parity Lien Obligations related thereto that are outstanding and unpaid at the time such Series of Parity Lien Debt is paid are also paid in full, or upon written certification to that effect delivered by the applicable Parity Lien Representative to the Collateral Trustee in connection with a release under such Parity Lien Debt or the Intercreditor Agreement.

ARTICLE 5
IMMUNITIES OF THE COLLATERAL TRUSTEE

Section 5.1No Implied Duty. The Collateral Trustee will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement, the other Parity Lien Security Documents and the Intercreditor Agreement. No implied covenants, functions, responsibilities, duties, obligations or liabilities, whether arising under statute, common law or otherwise, shall be read into this Agreement, the other Parity Lien Documents or the Intercreditor Agreement, or otherwise exist against the Collateral Trustee. Without limiting the generality of the foregoing sentences, the use of the term “trustee” in this Agreement with reference to the Collateral Trustee is not intended to connote any fiduciary or other implied (or express) obligations arising under trust or agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement, the other Parity Lien Security Documents or the Intercreditor Agreement.

Section 5.2Appointment of Agents and Advisors. The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

Section 5.3Other Agreements. The Collateral Trustee has accepted its appointment as collateral trustee hereunder and is bound by the Parity Lien Security Documents executed by the Collateral Trustee as of the date of this Agreement, and the Collateral Trustee shall at the request of the Company execute additional Parity Lien Security Documents delivered to it after the date of this Agreement (including to secure Obligations arising under Additional Parity Lien Debt to the extent such Obligations are permitted to be incurred and secured under the Parity Lien Documents); provided that such additional Parity Lien Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee or conflict with the terms of the Intercreditor Agreement. The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Parity Lien Debt (other than this Agreement, the Indenture and the other Parity Lien Security Documents to which it is a party).

Section 5.4Solicitation of Instructions.

(a)The Collateral Trustee may at any time solicit written confirmatory instructions, in the form, including but not limited to, of an Act of Parity Lien Debtholders, an Officers’ Certificate, written instruction from Parity Lien Representatives or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Parity Lien Security Documents, and the Collateral Trustee will not be liable for any action it takes or omits to take in good faith in reliance on any such certificate, opinion or order. In the absence of bad faith on its part, the Collateral Trustee may rely, and will be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Collateral Trustee need not investigate any fact or matter stated in the document, but, in the case of any document which is specifically required to be furnished to the Collateral Trustee pursuant to any provision hereof, the Collateral Trustee shall examine the document to determine whether it conforms to the requirements of this Agreement or the applicable Parity Lien Document (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(b)No written direction given to the Collateral Trustee by an Act of Parity Lien Debtholders that in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Parity Lien Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.

(c)The Collateral Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request, order or direction of the Required Parity Lien Debtholders or an Act of Parity Lien Debtholders pursuant to the provisions of this Agreement, unless such holders shall have furnished to the Collateral Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

Section 5.5Limitation of Liability. The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Parity Lien Security Document, except as determined by a court of competent jurisdiction in a final, non-appealable order or judgment to have resulted from the Collateral Trustee’s own gross negligence or willful misconduct.

Section 5.6Documents in Satisfactory Form. The Collateral Trustee will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form reasonably satisfactory to it. The Collateral Trustee (i) makes no representation as to the validity or adequacy of any Parity Lien Document and (ii) is not responsible for any statement in any Parity Lien Document other than its certificate of authentication and any representations and warranties specifically made by it.

Section 5.7Entitled to Rely. The Collateral Trustee may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Company or any Guarantor in compliance with the provisions of this Agreement or delivered to it by any Parity Lien Representative as to the holders of Parity Lien Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature believed by it in good faith to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Parity Lien Security Documents has been duly authorized to do so. To the extent an Officers’ Certificate or Opinion of Counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on an Officers’ Certificate or Opinion of Counsel as to such matter and such Officers’ Certificate or Opinion of Counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Parity Lien Security Documents. The Collateral Trustee (a) shall not be responsible to any Parity Lien Secured Party for any recitals, statements, information, representations or warranties of any other Person contained herein, in the Parity Lien Documents or in any document, certificate or other writing delivered in connection herewith or therewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority or sufficiency of this Agreement, the Parity Lien Documents or the financial condition of the Company, the Guarantors or any of them and (b) shall not be required to ascertain or inquire as to the performance or observation of any of the terms, covenants or conditions of this Agreement or any Parity Lien Document.

Section 5.8Parity Lien Debt Default. The Collateral Trustee will not be required to inquire as to the occurrence or absence of any Parity Lien Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Parity Lien Debt Default unless and until it is directed by an Act of Parity Lien Debtholders.

Section 5.9Actions by Collateral Trustee. As to any matter not expressly provided for by this Agreement or the other Parity Lien Security Documents, the Collateral Trustee will act or refrain from acting as directed by an Act of Parity Lien Debtholders and will be fully protected if it does so, and any action taken, suffered or omitted pursuant hereto or thereto shall be binding on the holders of Parity Lien Debt. The Collateral Trustee shall not be liable for any action it takes or omits to take in good faith in accordance with an Act of Parity Lien Debtholders.

Section 5.10Security or Indemnity in favor of the Collateral Trustee. The Collateral Trustee will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with reasonable security or indemnity satisfactory to it against any and all loss, liability or expense which may be incurred by it by reason of taking or continuing to take such action.

Section 5.11Rights of the Collateral Trustee. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Parity Lien Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Parity Lien Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Parity Lien Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Parity Lien Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Parity Lien Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

Section 5.12Limitations on Duty of Collateral Trustee in Respect of Collateral.

(a)Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral; provided that, notwithstanding the foregoing, the Collateral Trustee will have the right but not the obligation to execute, file or record UCC-3 continuation statements and other documents and instruments to preserve, protect or perfect the security interests granted to the Collateral Trustee (subject to the priorities set forth herein) if it shall receive a specific written request to execute, file or record the particular continuation statement or other specific document or instrument by any Parity Lien Representative. The Collateral Trustee shall deliver to each other Parity Lien Representative a copy of any such written request. The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(b)Except as provided in Section 5.12(a), the Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, for the validity or sufficiency of the Collateral or any agreement, annex, schedule, exhibit, description or assignment contained therein, for the validity of the title of any Mortgagor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the current and future holders of the Parity Lien Obligations concerning the perfection of the security interests granted to it or in the value of any Collateral. The Collateral Trustee shall not be under any obligation to the Trustee or any holder of Parity Lien Debt to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this or any other Parity Lien Security Document or the Intercreditor Agreement or to inspect the properties, books or records of the Company or any Guarantor.

Section 5.13Assumption of Rights, Not Assumption of Duties. Notwithstanding anything to the contrary contained herein:

(1)each of the parties thereto will remain liable under each of the Parity Lien Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed;

(2)the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Parity Lien Security Documents; and

(3)the Collateral Trustee will not be obligated to perform any of the obligations or duties of the Company, any Grantor or any other party to the Parity Lien Security Documents (other than the Collateral Trustee).

Section 5.14No Liability for Clean Up of Hazardous Materials. In the event that the Collateral Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Trustee reserves the right, instead of taking such action, either to resign as Collateral Trustee (in accordance with Article 6) or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

Section 5.15Other Relationships with the Company or Guarantors. Wilmington Trust, National Association and its Affiliates (and any other bank or trust company serving as successor Collateral Trustee and its Affiliates) may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company or any Guarantor and its Affiliates as though it was not the Collateral Trustee hereunder and without notice to or consent of the Parity Lien Representatives. The Parity Lien Representatives and the Parity Lien Secured Parties acknowledge that, pursuant to such activities, Wilmington Trust, National Association or its Affiliates (and any other bank or trust company serving as successor Collateral Trustee and its Affiliates) may receive information regarding the Company or any Guarantor or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company, such Guarantor or such Affiliate) and acknowledge that (i) such knowledge is not imputed to the Collateral Trustee and (ii) the Collateral Trustee shall not be under any obligation to provide such information to the Parity Lien Secured Parties. Nothing herein shall impose or imply any obligation on the part of Wilmington Trust, National Association (or any other bank or trust company serving as successor Collateral Trustee) to advance funds.

Section 5.16No Liability for Interest. The Collateral Trustee shall not be liable for interest or investment income on any money or securities received by it, except as the Collateral Trustee may agree in writing with the Company.

Section 5.17No Duty to Acquire or Disseminate Information. The Collateral Trustee shall not be required to keep itself informed as to the performance or observance by the Company or any Guarantor of any of its obligations under this Agreement, any Parity Lien Document or any other document referred to or provided for herein or therein. Except for notices, reports and other documents and information expressly required to be furnished to any Parity Lien Secured Party by the Collateral Trustee hereunder, the Collateral Trustee shall have no duty or responsibility to provide any Parity Lien Secured Party with any credit or other information concerning the affairs, financial condition or business of the Company or any Guarantor that may come into the possession of the Collateral Trustee or any of its Affiliates.

ARTICLE 6
RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE

Section 6.1Resignation or Removal of Collateral Trustee. Subject to the appointment of a successor Collateral Trustee as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Trustee:

(a)the Collateral Trustee may resign at any time by giving not less than 30 days’ notice of resignation to each Parity Lien Representative and the Company; and

(b)the Collateral Trustee may be removed at any time, with or without cause, by an Act of Parity Lien Debtholders by giving not less than 30 days’ notice to the Collateral Trustee.

Section 6.2Appointment of Successor Collateral Trustee. Upon any such resignation or removal, a successor Collateral Trustee may be appointed by an Act of Parity Lien Debtholders. If no successor Collateral Trustee has been so appointed and accepted such appointment within 30 days after the retiring Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the sole expense of the Company), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which must be a bank or trust company:

(1)authorized to exercise corporate trust powers; and

(2)having a combined capital and surplus of at least $250,000,000.

The Collateral Trustee will fulfill its obligations hereunder until a successor Collateral Trustee meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Trustee and the provisions of Section 6.3 have been satisfied.

Section 6.3Succession. When the Person so appointed as successor Collateral Trustee accepts such appointment:

(1)such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder; and

(2)the predecessor Collateral Trustee will (at the sole expense of the Company) promptly transfer all Liens and collateral security and other property of the Trust Estate within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Parity Lien Security Documents or the Trust Estate.

Thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in Article 5 and the provisions of Sections 7.8 and 7.9, and said provisions will survive termination of this Agreement for the benefit of the predecessor of the Collateral Trustee.

Section 6.4Merger, Conversion or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 6.3, provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (1) and (2) of Section 6.2 and (ii) promptly upon the effectiveness of any such merger, conversion or consolidation, the Collateral Trustee shall have notified the Company and each Parity Lien Representative thereof in writing.

Section 6.5Concerning the Collateral Trustee and the Parity Lien Representatives.

(a)Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that this Agreement has been signed by each Parity Lien Representative not in its individual capacity or personally but solely in its capacity as trustee, representative or agent for the benefit of the related holders of the applicable Series of Parity Lien Debt in the exercise of the powers and authority conferred and vested in it under the related Parity Lien Documents, and in no event shall such Parity Lien Representative, in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of any other party under this Agreement, any Parity Lien Document or in any of the certificates, reports, documents, data notices or agreements delivered by such other party pursuant hereto or thereto.

(b)Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that this Agreement has been signed by Wilmington Trust, National Association, not in its individual capacity or personally but solely in its capacity as Collateral Trustee, and in no event shall Wilmington Trust, National Association, in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of any other party under this Agreement, any Parity Lien Document or in any of the certificates, reports, documents, data notices or agreements delivered by such other party pursuant hereto or thereto.

(c)In entering into this Agreement, the Collateral Trustee shall be entitled to the benefit of every provision of the Indenture relating to the rights, exculpations or conduct of, affecting the liability of or otherwise affording protection to the “Collateral Trustee” thereunder. In no event will the Collateral Trustee be liable for any act or omission on the part of the Grantors or any Parity Lien Representative.

(d)Except as otherwise set forth herein, neither the Collateral Trustee nor any Parity Lien Representative shall be required to exercise any discretion or take any action, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) solely upon the instructions of the applicable Required Parity Lien Debtholders as provided in the Indenture or the related Parity Lien Document; provided that neither the Collateral Trustee nor any Parity Lien Representative shall be required to take any action that (i) it in good faith believes exposes it to personal liability unless it receives an indemnification satisfactory to it from the applicable holders of the Parity Lien Obligations with respect to such action or (ii) is contrary to this Agreement, the Intercreditor Agreement or applicable law.

ARTICLE 7
MISCELLANEOUS PROVISIONS

Section 7.1Amendment.

(a)Except as provided in the Intercreditor Agreement, no amendment or supplement to the provisions of any Parity Lien Security Document will be effective without the approval of the Collateral Trustee acting as directed by an Act of Parity Lien Debtholders, except that:

(1)any amendment or supplement that has the effect solely of:

(A)adding or maintaining Collateral, securing additional Parity Lien Debt that was otherwise permitted by the terms of the Parity Lien Documents, Priority Lien Documents and Junior Lien Documents to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Trustee therein;

(B)providing for the assumption of a Grantor’s obligations under any Parity Lien Document in the case of a merger or consolidation or sale of all or substantially all of the properties or assets of a Grantor to the extent permitted by the terms of the Indenture and the other Parity Lien Documents, as applicable; or

(C)to cure any ambiguity.

will become effective when executed and delivered by the Company or any other applicable Grantor party thereto and, if required for effectiveness pursuant to its terms, the Collateral Trustee;

(2)no amendment or supplement that reduces, impairs or adversely affects the right of any Parity Lien Secured Party:

(A)to vote its outstanding Parity Lien Debt as to any matter described as subject to an Act of Parity Lien Debtholders or direction by the Required Parity Lien Debtholders (or amends the provisions of this clause (2) or the definition of “Act of Parity Lien Debtholders” or “Required Parity Lien Debtholders”),

(B)to share in the order of application described in Section 3.4 in the proceeds of enforcement of or realization on any Collateral; or

(C)to require that Liens securing Parity Lien Obligations be released only as set forth in the provisions described in Sections 4.1, 4.4 or 4.5,

will become effective without the consent of the requisite percentage or number of holders of each Series of Parity Lien Debt adversely affected thereby under the applicable Parity Lien Document; and

(3)no amendment or supplement that imposes any obligation upon the Collateral Trustee or any Parity Lien Representative or adversely affects the rights of the Collateral Trustee or any Parity Lien Representative, respectively, in its individual capacity as such will become effective without the consent of the Collateral Trustee or such Parity Lien Representative, respectively.

Any amendment or supplement to the provisions of the Parity Lien Security Documents that releases Collateral will be effective only in accordance with the requirements set forth in the applicable Parity Lien Document referenced in Sections 4.1 or 4.5 hereof. Any amendment or supplement that results in the Collateral Trustee’s Liens upon the Collateral no longer securing the Notes and the other Obligations under the Indenture and other Note Documents may only be effected in accordance with Section 4.4 hereof.

(b)Notwithstanding anything to the contrary contained in Section 7.1(a) but subject to Sections 7.1(a)(2) and 7.1(a)(3):

(1)any Mortgage or other Parity Lien Security Document may be amended or supplemented with the approval of the Collateral Trustee acting as directed in writing by the Required Parity Lien Debtholders, unless such amendment or supplement would not be permitted under the terms of this Agreement, the Intercreditor Agreement or any Priority Lien Documents;

(2)any amendment or waiver of, or any consent under, any provision of any security document that secures Priority Lien Obligations will apply automatically to any comparable provision of any comparable Parity Lien Security Document without the consent of or notice to any holder of Parity Lien Obligations and without any action by the Company or any Grantor or any holder of Notes or other Parity Lien Obligations provided, however, that (x) no such amendment, waiver or consent shall (i) release or remove assets subject to the Lien securing any Parity Lien Obligations, except to the extent such release is expressly required by the Intercreditor Agreement, (ii) materially adversely affect the rights or interests of the holders of Parity Lien Obligations in the Collateral and not the holders of Priority Lien Obligations in a like or similar manner or (iii) increase the obligations of or impose additional duties on the Collateral Trustee or any Parity Lien Representative that are adverse to it, without its prior written consent and (y) written notice of such amendment, waiver or consent shall have been given to the Collateral Trustee within 10 Business Days after the effectiveness of such amendment, waiver or consent; and

(3)any Mortgage or other Parity Lien Security Document, the Intercreditor Agreement and this Agreement may be amended or supplemented with the approval of the Collateral Trustee (but without the consent of or notice to any holder of Parity Lien Obligations and without any action by any holder of Notes or other Parity Lien Obligations), (i) to cure any ambiguity, defect or inconsistency, (ii) as may be necessary or advisable to preserve and confirm the relative priorities of the Secured Debt Documents as such priorities are contemplated by and set forth in the Intercreditor Agreement or (iii) solely with respect to a Mortgage or other Parity Lien Security Document, to make other changes that do not have an adverse effect on the validity of the Lien created thereby.

(c)The Collateral Trustee will not enter into any amendment or supplement unless it has received an Officers’ Certificate to the effect that such amendment or supplement will not result in a breach of any provision or covenant contained in this Agreement, the Intercreditor Agreement or any of the Parity Lien Documents. Prior to executing any amendment or supplement pursuant to this Section 7.1, the Collateral Trustee will be entitled to receive an Opinion of Counsel of the Company to the effect that the execution of such document is authorized or permitted hereunder, and with respect to amendments adding Collateral, an Opinion of Counsel of the Company addressing customary creation and perfection, and if such additional Collateral consists of equity interests of any Person which equity interests constitute certificated securities, priority matters with respect to such additional Collateral (which opinion may be subject to customary assumptions and qualifications).

(d)Upon request of the Collateral Trustee, each Parity Lien Representative shall provide written notice to the Collateral Trustee of the aggregate principal amount of outstanding Parity Lien Debt for which it is the Parity Lien Representative.

Section 7.2Voting. In connection with any matter under this Agreement requiring a vote of holders of Parity Lien Debt, each Series of Parity Lien Debt will cast its votes in accordance with the Parity Lien Documents governing such Series of Parity Lien Debt. The amount of Parity Lien Debt to be voted by a Series of Parity Lien Debt will equal (1) the aggregate principal amount of Parity Lien Debt held by such Series of Parity Lien Debt (including outstanding letters of credit whether or not then available or drawn), plus (2) other than in connection with an exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Indebtedness of such Series of Parity Lien Debt (to the extent such unfunded commitments have not been terminated by the holders of such Series of Parity Lien Debt). Following and in accordance with the outcome of the applicable vote under its Parity Lien Documents, the Parity Lien Representative of each Series of Parity Lien Debt will vote the total amount of Parity Lien Debt under that Series of Parity Lien Debt as a block in respect of any vote under this Agreement. In connection with this Section 7.2, the Collateral Trustee may conclusively rely upon information supplied by the relevant Parity Lien Representative as to the amounts of Parity Lien Debt held by each Series of Parity Lien Debt.

Section 7.3Further Assurances.

(a)The Company and each of the Guarantors will do or cause to be done all acts and things that may be required, or that the Collateral Trustee from time to time may reasonably request, to assure and confirm that the Collateral Trustee holds, for the benefit of the holders of Parity Lien Obligations, duly created Liens upon the Collateral (including any property or assets constituting Collateral that are acquired or otherwise become, or are required by any Parity Lien Document to become, Collateral after the date hereof), in each case, as contemplated by, and, to the extent required to be perfected, perfected, and enforceable Liens, with the Lien priority required under the Parity Lien Documents. In connection with any merger or consolidation of any Grantor, such Grantor shall take such action as may be reasonably necessary to cause any newly acquired property and assets to be made subject to the Parity Liens in the manner and to the extent required under the Parity Lien Security Documents.

(b)Upon the reasonable request of the Collateral Trustee or any Parity Lien Representative at any time and from time to time, each of the Company and the other Grantors will promptly execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably required, or that the Collateral Trustee may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Parity Lien Documents for the benefit of Parity Lien Secured Parties; provided that no such security document, instrument or other document shall contain provisions that are materially more burdensome upon the Grantors than the Parity Lien Documents executed and delivered (or required to be executed and delivered promptly after the date hereof) by the Grantors in connection with the issuance of the Initial Notes.

(c)From and after the date hereof, the Company shall, or shall cause the applicable Guarantor to, deliver such documents and take such actions as are required by Article 11 of the Indenture.

(d)Upon the request of the Collateral Trustee, the Company and the Guarantors will permit the Collateral Trustee or any of its agents or representatives, at reasonable times and intervals upon reasonable prior notice, to visit their offices and sites and inspect any of the Collateral and to discuss matters relating to the Collateral with their respective officers and independent public accountants. The Company and the Guarantors shall, at any reasonable time and from time to time upon reasonable prior notice, permit the Collateral Trustee or any of its agents or representatives to examine and make copies of and abstracts from the records and books of account of the Company and the Guarantors and their Subsidiaries, all at the Company’s expense.

(e)Notwithstanding anything to the contrary contained herein or in any other Parity Lien Document, to the extent that the Company or any Guarantor delivers Mortgages or amendments or supplements to prior Mortgages naming the Collateral Trustee, as mortgagee or beneficiary pursuant to this Section 7.3 or any corresponding provision of any Parity Lien Document, no local counsel opinion or opinions to the effect that the Collateral Trustee has a valid and perfected Lien with respect to such Mortgaged Property (subject to customary assumptions and qualifications) will be required to be delivered to the extent Mortgages have previously been recorded in the public records of the state applicable to such additional Mortgages or amendments or supplements to prior Mortgages, unless a corresponding opinion has been or will be delivered to the Priority Lien Agent.

Section 7.4Successors and Assigns.

(a)Except as provided in Section 5.2 and 6.1 through 6.4, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Collateral Trustee hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Parity Lien Representative and each present and future holder of Parity Lien Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

(b)Neither the Company nor any Guarantor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Company and the Guarantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, each Parity Lien Representative and each present and future holder of Parity Lien Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

Section 7.5Delay and Waiver. No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Parity Lien Security Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

Section 7.6Notices. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:
Wilmington Trust, National Association
Global Capital Markets
15950 N. Dallas Parkway, Suite 550
Dallas, TX 75248
Telephone: (972) 383-3156
Facsimile: (888) 316-6238
Attention: Denbury Resources Secured Notes Administrator

with a copy to:	Porter Hedges LLP
1000 Main Street,
36th Floor
Houston, TX 77002
Telephone: (713) 226-6649
Facsimile: (713) 226-6249
Attention: E. James Cowen

If to the Company or any other Grantor:	Denbury Resources Inc.
5320 Legacy Drive
Plano, Texas 75024
Telephone: (972) 673-2000
Facsimile: (972) 673-2150
Attention: General Counsel

If to the Trustee:
Wilmington Trust, National Association
Global Capital Markets
15950 N. Dallas Parkway, Suite 550
Dallas, TX 75248
Telephone: (972) 383-3156
Facsimile: (888) 316-6238
Attention: Denbury Resources Secured Notes Administrator

with a copy to:	Porter Hedges LLP
1000 Main Street,
36th Floor
Houston, TX 77002
Telephone: (713) 226-6649
Facsimile: (713) 226-6249
Attention: E. James Cowen

and if to any other Parity Lien Representative, to such address as it may specify by written notice to the parties named above.

All notices and communications will be mailed by first class mail, certified or registered, return receipt requested, by overnight air courier guaranteeing next day delivery, or delivered by facsimile to the relevant address or number set forth above or, as to holders of Parity Lien Debt, its address shown on the register kept by the office or agency where the relevant Parity Lien Debt may be presented for registration of transfer or for exchange. Failure to mail or deliver by facsimile a notice or communication to a holder of Parity Lien Debt or any defect in it will not affect its sufficiency with respect to other holders of Parity Lien Debt.

If a notice or communication is mailed or delivered by facsimile in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it. Notwithstanding anything in this Section to the contrary, notices to the Collateral Trustee shall be effective only upon actual receipt by the Collateral Trustee.

Section 7.7Entire Agreement. This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.

Section 7.8Compensation; Expenses. The Grantors jointly and severally agree to pay, promptly upon demand:

(1)such compensation to the Collateral Trustee and its agents as the Company and the Collateral Trustee may agree in writing from time to time;

(2)all reasonable costs and expenses incurred by the Collateral Trustee and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Parity Lien Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;

(3)all reasonable fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee or any Parity Lien Representative incurred in connection with the negotiation, preparation, closing, administration, performance or enforcement of this Agreement, the Intercreditor Agreement and the other Parity Lien Security Documents or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Company or any Guarantor;

(4)all reasonable costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes and search fees;

(5)all other reasonable costs and expenses incurred by the Collateral Trustee and its agents in connection with the negotiation, preparation and execution of the Parity Lien Security Documents, this Agreement, the Intercreditor Agreement and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Trustee thereunder; and

(6)after the occurrence of any Parity Lien Debt Default, all costs and expenses incurred by the Collateral Trustee, its agents and any Parity Lien Representative in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Parity Lien Security Documents or any interest, right, power or remedy of the Collateral Trustee or in connection with the collection or enforcement of any of the Parity Lien Obligations or the proof, protection, administration or resolution of any claim based upon the Parity Lien Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee, its agents or the Parity Lien Representatives.

The agreements in this Section 7.8 will survive repayment of all Parity Lien Obligations and the removal or resignation of the Collateral Trustee and termination of this Agreement.

Section 7.9Indemnity.

(a)The Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee, each Parity Lien Representative, each holder of Parity Lien Obligations and each of their respective Affiliates and each and all of their directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided that no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. THIS INDEMNITY COVERS ORDINARY NEGLIGENCE OF ANY OF THE FOREGOING PARTIES.

(b)All amounts due under this Section 7.9 will be payable promptly upon written demand.

(c)To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.9(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d)No Grantor will ever assert any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Parity Lien Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and each of the Grantors hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e)The agreements in this Section 7.9 will survive repayment of all other Parity Lien Obligations and the removal or resignation of the Collateral Trustee and termination of this Agreement.

Section 7.10Severability. If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, will not in any way be affected or impaired thereby.

Section 7.11Headings. Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions hereof.

Section 7.12Obligations Secured. All obligations of the Grantors set forth in or arising under this Agreement will be Parity Lien Obligations and are secured by all Liens granted by the Parity Lien Security Documents.

Section 7.13Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW, BUT WITHOUT REFERENCE TO ANY OTHER CONFLICTS OF CHOICE OF LAW PRINCIPLES THEREOF).

Section 7.14Consent to Jurisdiction. All judicial proceedings brought against any party hereto arising out of or relating to this Agreement or any of the other Parity Lien Security Documents may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Agreement, each party hereto irrevocably:

(1)submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction;

(2)waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (1) of this Section 7.14, and waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court;

(3)agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.6;

(4)agrees that service as provided in clause (3) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and

(5)agrees each party hereto retains the right to serve process in any other manner permitted by law or to bring proceedings against any party in the courts of any other jurisdiction.

Section 7.15Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER PARITY LIEN SECURITY DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE INTENTS AND PURPOSES OF THE OTHER PARITY LIEN SECURITY DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER PARITY LIEN SECURITY DOCUMENTS, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HERETO HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH PARTY HERETO WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 7.15 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF OR TO THIS AGREEMENT OR ANY OF THE OTHER PARITY LIEN SECURITY DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO. IN THE EVENT OF

LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 7.16Counterparts, Electronic Signatures. This Agreement may be executed in any number of counterparts (including by facsimile), each of which when so executed and delivered will be deemed an original, but all such counterparts together will constitute but one and the same instrument. The parties hereto may sign this Agreement and any Collateral Trust Joinder and transmit the executed copy by electronic means, including facsimile or noneditable.pdf files. The electronic copy of the executed Agreement and any Collateral Trust Joinder is and shall be deemed an original signature.

Section 7.17Effectiveness. This Agreement will become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by each party of written notification of such execution and written or telephonic authorization of delivery thereof.

Section 7.18Grantors and Additional Grantors. Each Grantor represents and warrants that it has duly executed and delivered this Agreement. The Company will cause each Person that hereafter becomes a Grantor or is required by any Parity Lien Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Person to execute and deliver to the Collateral Trustee a Collateral Trust Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Company shall promptly provide each Parity Lien Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section 7.18; provided that the failure to so deliver a copy of the Collateral Trust Joinder to any then existing Parity Lien Representative shall not affect the inclusion of such Person as a Grantor if the other requirements of this Section 7.18 are complied with.

Section 7.19Insolvency. This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against any Grantor. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

Section 7.20Rights and Immunities of Parity Lien Representatives. The Trustee and the Collateral Trustee will be entitled, to the extent applicable to such entity, to all of the rights, protections, immunities and indemnities set forth in the Indenture and any future Parity Lien Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Parity Lien Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein. In no event will any Parity Lien Representative be liable for any act or omission on the part of the Grantors or the Collateral Trustee hereunder.

Section 7.21Intercreditor Agreement. Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens in favor of the Collateral Trustee as provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, and (iii) authorizes (or is deemed to authorize) and instructs (or is deemed to instruct) the Collateral Trustee on behalf of such Person to enter into, and perform under, the Intercreditor Agreement as “Second Lien Collateral Trustee” (as defined in the Intercreditor Agreement). The Collateral Trustee agrees to enter into any amendments or joinders to the Intercreditor Agreement, without the consent of any holder of Parity Lien Debt or the Parity Lien Representatives, to add additional Indebtedness as Priority Lien Debt, Parity Lien Debt or Junior Lien Debt (to the extent permitted to be incurred and secured by the applicable Secured Debt Documents) and add other parties (or any authorized agent or trustee therefor) holding such Indebtedness thereto and to establish that the Lien on any Collateral securing such Indebtedness ranks equally with the Liens on such Collateral securing the other Priority Lien Debt, Parity Lien Debt or Junior Lien Debt, as applicable, then outstanding. The foregoing provisions are intended as an inducement to the lenders under the Credit Agreement to extend credit to the Company, as the borrower under the Credit Agreement, and such lenders are intended third party beneficiaries of this provision and the provisions of the Intercreditor Agreement. Notwithstanding anything to the contrary contained herein, to the extent that any Lien on any Collateral is perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the Priority Lien Agent, or of agents or bailees of the Priority Lien Agent, the perfection actions and related deliverables described in this Agreement or the other Parity Lien Security Documents shall not be required.

Section 7.22Force Majeure. The Collateral Trustee shall not be liable for delays or failures in performance resulting from acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters or similar acts beyond its control.

Section 7.23Representations and Warranties. The Collateral Trustee, the Company, each Guarantor and each Parity Lien Representative represents and warrants to the others as of the date hereof (or, in the case of any Parity Lien Representative that becomes a party hereto after the date hereof, on the date that it becomes party hereto), that: (a) neither the execution and delivery of this Agreement nor its performance of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any other agreement to which it is now subject, which conflict, breach or default could reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement as in effect on the date hereof); (b) it has all requisite authority to execute, deliver and perform its obligations under this Agreement; and (c) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject only to applicable bankruptcy, insolvency or similar laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 7.24Additional Persons Bound Hereby. Each Parity Lien Secured Party (other than the Parity Lien Representative) and each holder of any Parity Lien Debt (other than the Parity Lien Representative) agrees, by virtue of becoming a Parity Lien Secured Party or a holder of any Parity Lien Debt, as applicable, that it shall be bound by the terms of this Agreement as if it were a party hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Agreement to be executed by their respective officers or representatives as of the day and year first above written.

COMPANY:	DENBURY RESOURCES INC.

	By:	/s/ Mark C. Allen
	Name:	Mark C. Allen
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Collateral Trust Agreement]

GUARANTORS:
Denbury Holdings, Inc.
Denbury Gathering & Marketing, Inc.
Denbury Operating Company
Encore Partners GP Holdings LLC
Denbury Onshore, LLC
Denbury Pipeline Holdings, LLC
Denbury Air, LLC
Denbury Green Pipeline-Texas, LLC
Denbury Gulf Coast Pipelines, LLC
Greencore Pipeline Company LLC
Denbury Green Pipeline-Montana, LLC
Denbury Green Pipeline-Riley Ridge, LLC
Denbury Thompson Pipeline, LLC
Plain Energy Holdings, LLC

	By:	/s/ Mark C. Allen
	Name:	Mark C. Allen
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Collateral Trust Agreement]

Wilmington Trust, National Association,
as a Parity Lien Representative of the holders of the Notes and Trustee

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

Wilmington Trust, National Association,
as Collateral Trustee

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

[Signature Page to Collateral Trust Agreement]

EXHIBIT A
FORM OF
ADDITIONAL PARITY LIEN DEBT CERTIFICATE

Reference is made to the Collateral Trust Agreement, dated as of May 10, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Denbury Resources Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto, [•], as Parity Lien Representative of the holders of the Notes (as defined therein), the other Parity Lien Representatives from time to time party thereto and [•], as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Additional Parity Lien Debt Certificate is being executed and delivered in order to designate additional secured debt as Parity Lien Debt entitled to the benefit of the Collateral Trust Agreement.
The undersigned, the duly appointed [specify title] of the Company, hereby certifies on behalf of [the Company or applicable Grantor] that:
(A)    [the Company or applicable Grantor] intends to incur additional Parity Lien Debt (“Additional Parity Lien Debt”) which will be permitted by each applicable Parity Lien Document to be secured by a Parity Lien equally and ratably with all previously existing and future Parity Lien Debt;
(B)    [the name and address of the Parity Lien Debt Representative for the Additional Parity Lien Debt for purposes of Section 7.6 of the Collateral Trust Agreement is:

Telephone:
Fax:	][1]

(C)    Attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by the Company and each Guarantor; and
(D)    the Company has caused a copy of this Additional Parity Lien Debt Certificate [and the related Collateral Trust Joinder]2 to be delivered to each existing Parity Lien Representative.
IN WITNESS WHEREOF, the Company has caused this Additional Parity Lien Debt Certificate to be duly executed by the undersigned officer as of _____________, 20____.

1 Delete if Additional Parity Lien Debt constitutes Additional Notes.
2 Delete if Additional Parity Lien Debt constitutes Additional Notes.
Exhibit A-1

DENBURY RESOURCES INC.

By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT
The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Parity Lien Debt Certificate.

Wilmington Trust, National Association, solely in its capacity as Collateral Trustee

By:
Name:
Title:

Exhibit A-2

EXHIBIT 1 TO ADDITIONAL PARITY LIEN DEBT CERTIFICATE
FORM OF
REAFFIRMATION AGREEMENT
______________, 20__
Reference is made to the Collateral Trust Agreement, dated as of May 10, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Denbury Resources Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto, [•], as Parity Lien Representative of the holders of the Notes (as defined therein), the other Parity Lien Representatives from time to time party thereto and [•], as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Reaffirmation Agreement is being executed and delivered as of ______________, 20__ in connection with an Additional Parity Lien Debt Certificate of even date herewith which Additional Parity Lien Debt Certificate has designated Additional Parity Lien Debt entitled to the benefit of the Collateral Trust Agreement.
Each of the undersigned hereby consents to the designation of additional secured debt as Parity Lien Debt as set forth in the Additional Parity Lien Debt Certificate of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Parity Lien Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each Parity Lien Document to which it is a party, shall continue to be in full force and effect.
Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Reaffirmation Agreement.
IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date written above.

[names of the Company and Guarantors]

Name:
Title:

Exhibit A-3

EXHIBIT B
FORM OF
COLLATERAL TRUST JOINDER - ADDITIONAL DEBT

Reference is made to the Collateral Trust Agreement, dated as of May 10, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Denbury Resources Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto, [•], as Parity Lien Representative of the holders of the Notes (as defined therein), the other Parity Lien Representatives from time to time party thereto and [•], as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional Parity Lien Debt under the Collateral Trust Agreement.

1.    Joinder. The undersigned, _____________________, a _________________, (the “New Representative”) as [trustee, administrative agent] under that certain [described applicable indenture, credit agreement or other document governing the additional secured debt] hereby agrees to become party as a Parity Lien Representative under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.
2.    Additional Secured Debt Designation
The undersigned, on behalf of itself and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Parity Lien Representative, hereby agrees, for the enforceable benefit of each existing and future holder of Priority Lien Obligations, the Priority Lien Agent, all holders of each current and future Series of Parity Lien Debt, each other current and future Parity Lien Representative and each current and future holder of Parity Lien Obligations and as a condition to being treated as Parity Lien Debt under the Collateral Trust Agreement that:
(a)    all Parity Lien Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by the Company or any other Grantor to secure any Obligations in respect of any Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Obligations equally and ratably;
(b)    the undersigned and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Parity Lien Representative are bound by the provisions of the Collateral Trust Agreement and the Intercreditor Agreement, including the provisions relating to the appointment of the Collateral Trustee, the ranking of Parity Liens and the order of application of proceeds from the enforcement of Parity Liens; and

Exhibit B-1

(c)    the Collateral Trustee is authorized and instructed to perform its obligations under the Collateral Trust Agreement, the other Parity Lien Security Documents and the Intercreditor Agreement.
3.    Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.
IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of ___________________, 20____.

[insert name of the new representative or the Trustee]

Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the [New Representative][Trustee] and the holders of the Obligations represented thereby:

Wilmington Trust, National Association, solely in its capacity as Collateral Trustee

By:
Name:
Title:

Exhibit B-2

EXHIBIT C
FORM OF
COLLATERAL TRUST JOINDER - ADDITIONAL GRANTOR

Reference is made to the Collateral Trust Agreement, dated as of May 10, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Denbury Resources Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto, [•], as Parity Lien Representative of the holders of the Notes (as defined therein), the other Parity Lien Representatives from time to time party thereto and [•], as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 7.18 of the Collateral Trust Agreement.

1.    Joinder. The undersigned, ___________________, a ___________________, hereby agrees to become party as a Grantor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2.    Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of _________________, 20____.
[___________________________________]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Grantor:

Wilmington Trust, National Association, solely in its capacity as Collateral Trustee

By:
Name:
Title:

Exhibit C-1